UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22692

American Funds College Target Date Series

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Steven I. Koszalka

American Funds College Target Date Series

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The right choice for the long term®

American Funds
College Target Date SeriesSM

Special feature

The value of a
higher degree

See page 4

First report to shareholders, for the period ended October 31, 2012

American Funds College Target Date Series seeks to help investors saving for higher education. Each fund in the series is an age-appropriate portfolio of actively managed stock and bond funds, the mix of which becomes increasingly focused on preservation as the enrollment date approaches. American Funds is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class 529-A shares at net asset value. If a sales charge had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the cumulative total returns on a $1,000 investment for the period ended September 30, 2012 (the most recent calendar quarter-end). Also shown are the estimated gross and net expense ratios as of the series’ prospectus dated January 1, 2013 (unaudited):

Class 529-A shares	Lifetime total return*	Gross expense ratio	Net expense ratio
Total returns reflect 4.25% maximum initial sales charge:

American Funds College 2030 FundSM	–6.03%	1.09%	0.97%

American Funds College 2027 FundSM	–5.65	1.09	0.97

American Funds College 2024 FundSM	–5.17	1.04	0.94

American Funds College 2021 FundSM	–4.79	1.03	0.93

American Funds College 2018 FundSM	–4.41	0.96	0.86

American Funds College 2015 FundSM	–4.02	0.97	0.86

Total return reflects 2.50% maximum initial sales charge:

American Funds College Enrollment FundSM	–2.34	1.06	0.89

* Since September 14, 2012.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The college target date funds invest in Class R-6 shares of the underlying funds. The series’ investment adviser is currently waiving its management fee of 0.10% and reimbursing a portion of other expenses in all share classes. Investment results and net expense ratios shown reflect the waiver and reimbursements, without which the results would have been lower and the expenses would have been higher. Expense ratios are estimated as of each fund’s prospectus available at the time of publication and include the weighted average expenses of the underlying funds. The waiver for all funds and the reimbursement will remain in effect at least through December 31, 2013. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. The waiver may only be modified or terminated with the approval of the series’ board of trustees.

The funds’ allocation strategy does not guarantee that investors’ education savings goals will be met. Investors and their advisers should periodically evaluate their investment to determine whether it continues to meet their needs. Investment allocations may not achieve fund objectives. There are expenses associated with the underlying funds in addition to fund of funds expenses. The funds’ risks are directly related to the risks of the underlying funds. Refer to the series’ prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the series.

Fellow investors:

We are pleased to present the inaugural American Funds College Target Date Series annual report for the fiscal year ended October 31, 2012. Since the College Target Date Series’ inception date was September 14, 2012, there are fewer than seven weeks of returns, a notably short span of time given that college investment may be as long as an 18-year period.

Over the seven-week period, five of the seven funds modestly outpaced their relevant benchmarks. While American Funds College Enrollment Fund and American Funds College 2015 Fund realized gains, they trailed their benchmarks. However, these nearer dated funds hold assets for investors whose beneficiaries are at or near enrollment. These funds have, so far, been successful in achieving their primary objective — preservation of capital.

The five funds that exceeded their benchmarks were College 2018, 2021, 2024, 2027 and 2030 funds. Diversification and a conservative strategy worked in the funds’ favor, as there was a weaker equity environment for the second half of September and for the month of October.

The stock market
The launch of the series coincided with the peak of Standard & Poor’s 500 Composite Index for 2012 (as of November 20, 2012). Overall this has been a strong year for equities — the S&P 500 was up 18.3% year-to-date at our launch — and investors may have begun taking profits ahead of year-end.

U.S. stocks faltered in October because of worries about the slowing pace of global growth and softer third-quarter earnings. Most sectors realized negative returns and were led lower by bellwether information-technology stocks, such as Apple, Google and Intel.

The bond market
The bond market was buoyed mostly by corporate bonds, which returned 1.3% for October despite strong issuance as companies rushed to take advantage of low borrowing costs. The underlying funds in the series that hold corporate bonds showed positive returns.

Interest rates remained near historic lows. The Federal Reserve maintained its target federal funds rate near 0.0% and indicated this rate will remain exceptionally low through at least mid-2015. By keeping rates low, the Fed hopes to encourage more investment and spending and, eventually, more hiring.

For October, 10-year Treasury yields increased for a third month in a row and were back near their highs reached on the day in September when the Fed

In this report

Special feature

4	The value of a higher degree

Contents

1	Letter to investors

3	Investment strategy

7	Investment portfolios

14	Financial statements

33	Board of trustees and other officers

American Funds College Target Date Series	1

announced another round of quantitative easing — which entails buying $40 billion in mortgage-backed securities each month. This was the third round of large-scale asset purchases announced by the Fed.

The series

The Portfolio Oversight Committee constructed these funds of funds so that they would show a somewhat conservative bias. Since inception, the funds are behaving as expected. For example, when there have been large moves in the equity market, the funds’ asset mix helped temper the undulations for investors. Also aiding the funds was the income component of the underlying equity funds. A substantial portion of equity holdings, particularly for closer target dates, is tilted toward dividend-paying equities. This is a way of investing more conservatively while maintaining some equity exposure. This approach can be very beneficial during down periods in the market.

Results at a glance
Cumulative total returns for the period ended October 31, 2012
(with all distributions reinvested)
Lifetime (since 9/14/12)

American Funds College 2030 Fund (Class 529-A)	–2.10%

S&P Target Date To 2030 Index[1]	–2.33

American Funds College 2027 Fund (Class 529-A)	–1.80

S&P Target Date To 2025 Index[1]	–1.98

American Funds College 2024 Fund (Class 529-A)	–1.30

S&P Target Date To 2025 Index[1]	–1.98

American Funds College 2021 Fund (Class 529-A)	–0.70

S&P Target Date To 2020 Index[1]	–1.62

American Funds College 2018 Fund (Class 529-A)	–0.20

S&P Target Date To 2015 Index[1]	–1.21

American Funds College 2015 Fund (Class 529-A)	0.20

Barclays U.S. Aggregate Index[2]	1.00

American Funds College Enrollment Fund (Class 529-A)	0.10

Barclays Intermediate U.S. Aggregate Index[3]	0.45

[1]	The S&P Target Date Style Index series (“To” variant) comprises a set of multi-asset class indexes based on funds with relatively conservative glide paths that aim to emphasize market risk sensitivity around the target date. Each index is fully investable with varying levels of exposure to the asset classes determined during an annual survey process of target date funds’ holdings. The current universe of eligible asset classes includes U.S. Large-Cap, U.S. Mid-Cap, U.S. Small-Cap, International Equities, Emerging Markets, U.S. REITs, Core Fixed Income, Cash Equivalents, TIPS and High-Yield Corporate Bonds. Each asset class is represented in the indexes via a different exchange traded fund.
[2]	Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[3]	Barclays Intermediate U.S. Aggregate Index represents securities in the intermediate maturity range (1–10 years) of the U.S. investment-grade fixed-rate bond market.

Looking ahead
Uncertainty regarding government fiscal policy has recently been elevated, especially around the “fiscal cliff” — which is already having a detrimental impact on economic activity. Even though uncertainty is inevitable, we are optimistic about markets overall. Though the equity market will likely be volatile during periods of policy uncertainty, markets end up adapting to new environments, and we are confident in the diversified asset mix of our series’ construction. We encourage investors not to be excessively focused on negative headlines that overemphasize the short-term impact of uncertainty.

We believe that our time-tested process, which is built on fundamental investing with a global perspective, will serve the series well. Thank you for your investment in American Funds College Target Date Series and for your continued faith in — and commitment to — our long-term investment approach.

Sincerely,

Bradley J. Vogt
Vice Chairman of the Board

Walter R. Burkley
President

December 13, 2012

For current information about the series, visit americanfunds.com.

2	American Funds College Target Date Series

Investment strategy for American Funds College Target Date Series

What you own

The funds in this series are designed to balance your college enrollment needs for total return and stability. Each of the seven target date fund of funds in the series contains an initial mix of individual American Funds. The mix is a diversified blend of the American Funds, which may include growth, growth-and-income, equity-income, balanced, and bond funds. The mix of funds depends on the student’s target date of enrollment into higher education.

The glide path

At the origin, for dates far from enrollment, the fund seeks an emphasis on long-term growth of capital. Over time, the mix of underlying American Funds adjusts every three years so that the allocations remain appropriate for the student’s remaining time horizon. The 18-year “glide path” is represented in the illustration to the right.

As the expected target enrollment date nears, the fund’s mix grows more preservation-oriented. And when the enrollment date arrives, assets transition permanently into College Enrollment Fund, a portfolio of funds that invest in high-quality, shorter term bonds, increasing the emphasis on preservation of assets.

Management

American Funds College Target Date Series is actively monitored. Our Portfolio Oversight Committee continually oversees the underlying fund allocations in each target date fund and, if necessary, makes changes in response to market conditions or other considerations. Investment allocations and underlying funds are as of October 31, 2012. Underlying funds may be added or removed during the year. For quarterly updates of the underlying fund allocations, visit americanfunds.com.

American Funds College Target Date Series	3

Brad Vogt

Member of the Portfolio Oversight Committee

The value of a higher degree

4     American Funds College Target Date Series

The foundations of our approach to building American Funds College Target Date Series are important to understand. First, we use our time-tested underlying funds. Second, we build each of the funds in the series based on percentages of objective categories and underlying funds, rather than picking specific asset allocation targets. We let the precise asset mix bubble up from our Multiple Portfolio Manager System.® Third, many of our equity funds have income objectives and lists of eligible investments that help moderate volatility compared with general equity funds. Fourth, we have a healthy amount of international investments in the glide path, which reflects our deep commitment to global research.

“An investment in knowledge always pays the best interest” is a quote attributed to American statesman, scientist and philosopher Benjamin Franklin. While philosophical, Ben Franklin’s “investment” can also be quantified in today’s dollars. Over the course of a lifetime, a college graduate will earn $1 million more than a typical employee with only a high school diploma.*

Additionally, it is estimated that in 2018, the U.S. will need 22 million new workers with higher education degrees because of new job openings and retiring baby boomers.† There is increasing competition in the U.S. economy, and as manufacturing jobs wane and are replaced by high-tech positions, demand for skills provided by higher education grows. A higher education degree is becoming more necessary for economic survival.

So if higher education better prepares your children or grandchildren for a career and life ahead, how do you, as an investor, better prepare to get them there?

What led us here
A young person’s college choice is often influenced by the financial resources he or she expects to have at the time of enrollment. Limited resources mean limited choices. And as an investment goal, saving for college presents a unique mix of challenges. The time frame is relatively short — typically 18 years or less for accumulation — the distribution period is compressed into just a few years, and regardless of market conditions, the money must be available when the student is ready to enroll.

Achieving the proper investment mix at each stage of the child’s formative years is critical. However, your savings plan vehicle does not have to be complex. American Funds College Target Date SeriesSM was designed to provide an off-the-shelf investment choice for investors who want to use a 529 plan to save for college.

The benefits of your fund
American Funds has a thoughtful process for putting together portfolios and an approach that helps investors meet their goal of higher education enrollment. An investor simply chooses the fund with the target date closest to the year the student is expected to enroll in college and withdrawals are expected to begin. Based on the target enrollment date, the funds selected incorporate varying degrees of risk and diversification.

Each of the fund of funds in the series contains an initial mix of individual American Funds. At the origin, for dates far from enrollment, the fund seeks an emphasis on long-term growth of capital. Over time, our experienced investment professionals will adjust the underlying mix of the American Funds so that the allocations remain appropriate for the student’s time horizon. Our rebalancing process is represented by an 18-year “glide path.”

As the expected target enrollment date nears, the fund’s mix grows more preservation-oriented. And when the enrollment date arrives, assets transition into College Enrollment Fund, a portfolio of high-quality, shorter term bonds, increasing the emphasis on preservation of assets. The goal of the glide path is to continually set an asset-allocation policy that makes sense for the investor and, in turn, the student. Keep in mind that in a standard 529 college savings plan, there are rebalancing restrictions, including a limit of only once-per-year rebalancing. This means that if the markets move significantly in any one direction, the portfolio can drift quite far from target allocations before the investor is able to rebalance once again. American Funds College Target Date Series funds solve this problem by ensuring that rebalancing occurs within the fund, as often as needed.

Philosophy of the fund series
Before the creation of the College Target Date Series, investors could invest in individual American Funds 529 share classes, in which they and their advisers were responsible for fund selection, or in

*“The College Payoff,” Georgetown University Center on Education and the Workforce, August 15, 2011.
†“Help Wanted: Projections of Jobs and Education Requirements Through 2018,” Georgetown University Center on Education and the Workforce, June 15, 2010.

American Funds College Target Date Series	5

Wesley Phoa
Member of the Portfolio Oversight Committee

We don’t start with asset classes. We select funds based on what each individual fund is trying to achieve. For example, take Growth Fund of America® (GFA) and The Investment Company of America® (ICA), which are both equity funds. Even though they are both categorized as equity funds, they have different investment objectives. Instead, what we do is think about what GFA or ICA is trying to achieve and how it fits into college savings. We ask, What are the fund characteristics? How is it pursuing objectives? We start with the funds’ individual objectives and then select the right combination of funds.

an American Funds Portfolio Series fund of funds 529 share class. In both scenarios, they were responsible for making sure that they adjust their asset class mix to more conservative funds as the enrollment date approaches, a process that requires discipline, research and timing.

“We took a look at how investors had typically allocated funds in their 529 plans,” explains Wesley Phoa, member of the Portfolio Oversight Committee. “Most investors began with a very high allocation to equities, which was appropriate, but they did not adjust this often enough. What’s more, the funds were simply bought and held as college entry grew closer, leaving investors with portfolios that were too risky and volatile. We decided that we can serve our investors and advisers better if we manage the changing asset allocation for them.”

In American Funds College Target Date Series, the fund selection and responsibility of rebalancing falls on American Funds. “We take care of the asset allocation and the fund selection, adjusting these over time as the enrollment date approaches,” continues Wesley. “All the investor needs to worry about is making regular contributions.” The value of American Funds’ history of research and investing becomes even more important in College Target Date Series.

Investors want to be confident about how many of their hard-earned dollars they have to spend on the beneficiary’s education when the time comes to write a check. Keeping pace with, if not exceeding, the rising cost of financing their children’s higher education is crucial, and financial certainty at the enrollment date essential.

“Our overarching philosophy is to emphasize growth in the early years of the glide path by using equity funds, but with a sensible mix of volatility,” says Brad Vogt, member of the Portfolio Oversight Committee. “Then we consciously move toward a more conservative objective as we get closer to the child’s enrollment by using more fixed-income funds.” Rebalancing is regular and disciplined.

Another differentiating philosophy from other college funds is that American Funds College Target Date Series allocates assets to underlying funds based on fund objectives rather than asset classes. American Funds’ Portfolio Oversight Committee takes into account how conservative an equity fund is or how income-oriented a growth-and-income fund is rather than allocating a certain percentage to equities or fixed-income. They begin with each fund’s individual objective and see how it can work in concert with other funds, so that they all fit together in a complete college savings investment picture.

Our goal is to get the student to enrollment in a sensible way that maximizes opportunities, with the hope that investing in knowledge will indeed pay the best interest.

6	American Funds College Target Date Series

American Funds College 2030 Fund
Investment portfolio, October 31, 2012

Fund investments	Shares	Value (000)	Percent of net assets

Growth funds — 20.0%
EuroPacific Growth Fund, Class R-6	16,702	$665	10.0%
The Growth Fund of America, Inc., Class R-6	19,814	664	10.0

		1,329	20.0

Growth-and-income funds — 70.0%
Capital World Growth and Income Fund, Inc., Class R-6	36,828	1,329	20.0
Fundamental Investors, Class R-6	33,361	1,329	20.0
International Growth and Income Fund, Class R-6	33,239	997	15.0
The Investment Company of America, Class R-6	32,801	997	15.0

		4,652	70.0

Bond funds — 10.0%
Capital World Bond Fund, Class R-6	15,412	332	5.0
U.S. Government Securities Fund, Class R-6	22,774	332	5.0

		664	10.0

Total investment securities (cost: $6,693,000)		6,645	100.0
Other assets less liabilities		8	—

Net assets		$6,653	100.0%

See Notes to Financial Statements

American Funds College Target Date Series	7

American Funds College 2027 Fund
Investment portfolio, October 31, 2012

Fund investments	Shares	Value (000)	Percent of net assets

Growth funds — 15.0%
EuroPacific Growth Fund, Class R-6	17,634	$702	5.0%
The Growth Fund of America, Inc., Class R-6	41,840	1,403	10.0

		2,105	15.0

Growth-and-income funds — 55.0%
Capital World Growth and Income Fund, Inc., Class R-6	58,325	2,105	15.0
Fundamental Investors, Class R-6	52,835	2,105	15.0
International Growth and Income Fund, Class R-6	46,793	1,403	10.0
The Investment Company of America, Class R-6	69,265	2,105	15.0

		7,718	55.0

Equity-income and Balanced funds — 10.0%
American Funds Global Balanced Fund, Class R-6	53,156	1,403	10.0

Bond funds — 20.0%
Capital World Bond Fund, Class R-6	32,544	702	5.0
U.S. Government Securities Fund, Class R-6	144,274	2,105	15.0

		2,807	20.0

Total investment securities (cost: $14,123,000)		14,033	100.0
Other assets less liabilities		18	—

Net assets		$14,051	100.0%

See Notes to Financial Statements

8	American Funds College Target Date Series

American Funds College 2024 Fund
Investment portfolio, October 31, 2012

Fund investments	Shares	Value (000)	Percent of net assets

Growth funds — 10.0%
The Growth Fund of America, Inc., Class R-6	61,191	$2,052	10.0%

Growth-and-income funds — 45.0%
Capital World Growth and Income Fund, Inc., Class R-6	56,867	2,052	10.0
International Growth and Income Fund, Class R-6	68,434	2,052	10.0
The Investment Company of America, Class R-6	101,300	3,079	15.0
Washington Mutual Investors Fund, Class R-6	65,970	2,052	10.0

		9,235	45.0

Equity-income and Balanced funds — 10.0%
American Funds Global Balanced Fund, Class R-6	77,740	2,052	10.0

Bond funds — 35.0%
The Bond Fund of America, Class R-6	237,356	3,079	15.0
Capital World Bond Fund, Class R-6	47,596	1,026	5.0
U.S. Government Securities Fund, Class R-6	211,001	3,079	15.0

		7,184	35.0

Total investment securities (cost: $20,645,000)		20,523	100.0
Other assets less liabilities		63	—

Net assets		$20,586	100.0%

See Notes to Financial Statements

American Funds College Target Date Series	9

American Funds College 2021 Fund
Investment portfolio, October 31, 2012

Fund investments	Shares	Value (000)	Percent of net assets

Growth-and-income funds — 40.0%
American Mutual Fund, Class R-6	151,762	$4,292	15.0%
International Growth and Income Fund, Class R-6	95,406	2,861	10.0
Washington Mutual Investors Fund, Class R-6	137,957	4,292	15.0

		11,445	40.0

Equity-income and Balanced funds — 15.0%
American Funds Global Balanced Fund, Class R-6	162,570	4,292	15.0

Bond funds — 45.0%
American Funds Mortgage Fund, Class R-6	278,059	2,861	10.0
The Bond Fund of America, Class R-6	551,508	7,153	25.0
U.S. Government Securities Fund, Class R-6	196,109	2,861	10.0

		12,875	45.0

Total investment securities (cost: $28,729,000)		28,612	100.0
Other assets less liabilities		74	—

Net assets		$28,686	100.0%

See Notes to Financial Statements

10	American Funds College Target Date Series

American Funds College 2018 Fund
Investment portfolio, October 31, 2012

Fund investments	Shares	Value (000)	Percent of net assets

Growth-and-income funds — 20.0%
American Mutual Fund, Class R-6	227,693	$6,439	20.0%

Equity-income and Balanced funds — 20.0%
The Income Fund of America, Class R-6	357,930	6,439	20.0

Bond funds — 60.0%
American Funds Mortgage Fund, Class R-6	625,768	6,439	20.0
The Bond Fund of America, Class R-6	620,582	8,049	25.0
Intermediate Bond Fund of America, Class R-6	350,462	4,830	15.0

		19,318	60.0

Total investment securities (cost: $32,270,000)		32,196	100.0
Other assets less liabilities		15	—

Net assets		$32,211	100.0%

See Notes to Financial Statements

American Funds College Target Date Series	11

American Funds College 2015 Fund
Investment portfolio, October 31, 2012

Fund investments	Shares	Value (000)	Percent of net assets

Equity-income and Balanced funds — 10.0%
The Income Fund of America, Class R-6	153,855	$2,768	10.0%

Bond funds — 90.0%
American Funds Mortgage Fund, Class R-6	806,954	8,304	30.0
The Bond Fund of America, Class R-6	426,808	5,536	20.0
Intermediate Bond Fund of America, Class R-6	803,440	11,071	40.0

		24,911	90.0

Total investment securities (cost: $27,698,000)		27,679	100.0
Other assets less liabilities		8	—

Net assets		$27,687	100.0%

See Notes to Financial Statements

12	American Funds College Target Date Series

American Funds College Enrollment Fund
Investment portfolio, October 31, 2012

Fund investments	Shares	Value (000)	Percent of net assets

Bond funds — 100.0%
American Funds Mortgage Fund, Class R-6	338,305	$3,481	30.0%
Intermediate Bond Fund of America, Class R-6	294,728	4,062	35.0
Short-Term Bond Fund of America, Class R-6	402,512	4,061	35.0

Total investment securities (cost: $11,609,000)		11,604	100.0
Other assets less liabilities		36	—

Net assets		$11,640	100.0%

See Notes to Financial Statements

American Funds College Target Date Series	13

Financial statements

Statements of assets and liabilities at October 31, 2012

	College 2030 Fund		College 2027 Fund

Assets:
Investment securities, at value	$6,645		$14,033
Receivables for:
Sales of fund’s shares	936		1,659
Dividends	—	*	—	*
Other	3		3

Total assets	7,584		15,695

Liabilities:
Payables for:
Purchases of investments	926		1,626
Repurchases of fund’s shares	—		10
Services provided by related parties	2		4
Other	3		4

Total liabilities	931		1,644

Net assets at October 31, 2012	$6,653		$14,051

Net assets consist of:
Capital paid in on shares of beneficial interest	$6,701		$14,141
Accumulated net investment loss	—		—	*
Undistributed net investment income	—		—
Net unrealized depreciation	(48)		(90)

Net assets at October 31, 2012	$6,653		$14,051

Investment securities, at cost	$6,693		$14,123

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 529-A:
Net assets	$5,096		$10,910
Shares outstanding	520		1,110
Net asset value per share	$9.79		$9.82

Class 529-B:
Net assets	$26		$86
Shares outstanding	3		9
Net asset value per share	$9.79		$9.82

Class 529-C:
Net assets	$1,340		$2,721
Shares outstanding	137		277
Net asset value per share	$9.79		$9.82

Class 529-E:
Net assets	$152		$198
Shares outstanding	15		20
Net asset value per share	$9.79		$9.82

Class 529-F-1:
Net assets	$39		$136
Shares outstanding	4		14
Net asset value per share	$9.79		$9.83

* Amount less than one thousand.

See Notes to Financial Statements

14	American Funds College Target Date Series

(dollars and shares in thousands, except per-share amounts)

College 2024 Fund	College 2021 Fund	College 2018 Fund	College 2015 Fund	College Enrollment Fund

$20,523	$28,612	$32,196	$27,679	$11,604

1,518	2,356	1,778	1,673	651
2	3	4	5	3
4	4	5	4	3

22,047	30,975	33,983	29,361	12,261

1,381	2,258	1,639	1,640	610
68	15	115	18	3
6	9	10	9	4
6	7	8	7	4

1,461	2,289	1,772	1,674	621

$20,586	$28,686	$32,211	$27,687	$11,640

$20,703	$28,789	$32,273	$27,693	$11,642
—	—	—	—	—
5	14	12	13	3
(122)	(117)	(74)	(19)	(5)

$20,586	$28,686	$32,211	$27,687	$11,640

$20,645	$28,729	$32,270	$27,698	$11,609

$15,653	$21,221	$22,528	$18,273	$6,373
1,585	2,136	2,258	1,824	636
$9.88	$9.93	$9.98	$10.02	$10.01

$306	$480	$523	$375	$118
31	48	52	37	12
$9.87	$9.92	$9.97	$10.01	$10.00

$3,645	$5,774	$6,126	$6,828	$3,661
369	582	614	682	366
$9.87	$9.93	$9.97	$10.01	$10.00

$557	$862	$1,723	$1,037	$639
57	87	173	104	64
$9.87	$9.93	$9.98	$10.02	$10.01

$425	$349	$1,311	$1,174	$849
43	35	131	117	85
$9.88	$9.94	$9.98	$10.02	$10.01

American Funds College Target Date Series	15

Statements of operations for the period September 14, 2012,1 to October 31, 2012

	College 2030 Fund		College 2027 Fund

Investment income:
Dividends	$2		$5

Fees and expenses[2]:
Investment advisory services	—	[3]	1
Distribution services	2		3
Transfer agent services	1		1
Auditing and legal	2		2
Custodian	1		1
Other	—	[3]	1

Total fees and expenses before reimbursements/waivers	6		9
Less reimbursements/waivers of fees and expenses:
Investment advisory services	—	[3]	1
Other	3		3

Total fees and expenses after reimbursements/waivers	3		5

Net investment (loss) income	(1)		— [3]

Net unrealized depreciation on investments	(48)		(90)

Net decrease in net assets resulting from operations	$(49)		$(90)

[1]	Commencement of operations.
[2]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[3]	Amount less than one thousand.

Statements of changes in net assets for the period September 14, 2012,* to October 31, 2012

	College 2030 Fund	College 2027 Fund

Operations:
Net investment (loss) income	$(1)	$— †
Net realized gain	—	—
Net unrealized depreciation on investments	(48)	(90)

Net decrease in net assets resulting from operations	(49)	(90)

Net capital share transactions	6,702	14,141

Total increase in net assets	6,653	14,051

Net assets:
Beginning of period	—	—

End of period	$6,653	$14,051

Accumulated net investment loss	—	—†

Undistributed net investment income	—	—

* Commencement of operations.
† Amount less than one thousand.

See Notes to Financial Statements

16	American Funds College Target Date Series

(dollars in thousands)

College 2024 Fund	College 2021 Fund	College 2018 Fund	College 2015 Fund	College Enrollment Fund

$14	$27	$27	$26	$8

1	2	2	1	1
5	7	9	8	3
2	3	3	3	1
4	4	5	4	2
1	1	1	1	1
1	2	2	2	1

14	19	22	19	9

1	2	2	2	1
4	4	5	4	3

9	13	15	13	5

5	14	12	13	3

(122)	(117)	(74)	(19)	(5)

$(117)	$(103)	$(62)	$(6)	$(2)

(dollars in thousands)

College 2024 Fund	College 2021 Fund	College 2018 Fund	College 2015 Fund	College Enrollment Fund

$5	$14	$12	$13	$3
—	—	—	—	—
(122)	(117)	(74)	(19)	(5)

(117)	(103)	(62)	(6)	(2)

20,703	28,789	32,273	27,693	11,642

20,586	28,686	32,211	27,687	11,640

—	—	—	—	—

$20,586	$28,686	$32,211	$27,687	$11,640

—	—	—	—	—

$5	$14	$12	$13	$3

American Funds College Target Date Series	17

Notes to financial statements

1. Organization

American Funds College Target Date Series (the “series”) was organized on April 12, 2012, as a Delaware statutory trust. The series is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The series consists of seven funds (the “funds”) — American Funds College 2030 Fund (“College 2030 Fund”), American Funds College 2027 Fund (“College 2027 Fund”), American Funds College 2024 Fund (“College 2024 Fund”), American Funds College 2021 Fund (“College 2021 Fund”), American Funds College 2018 Fund (“College 2018 Fund”), American Funds College 2015 Fund (“College 2015 Fund”), and American Funds College Enrollment Fund (“College Enrollment Fund”). On June 15, 2012, each fund obtained its initial capitalization through the sale of 1,500 Class 529-A shares (1,000 Class 529-A shares for College Enrollment Fund) of beneficial interest to Capital Research and Management Company (“CRMC”), the series’ investment adviser. The series’ fiscal year ends on October 31.

Each fund in the series is designed for investors who plan to attend college in, or close to, the year designated in the fund’s name. Depending on its proximity to its target date, each fund will seek to achieve the following objectives to varying degrees: growth, income and conservation of capital. As each fund approaches its target date, it will increasingly emphasize income and conservation of capital by investing a greater portion of its assets in equity-income, balanced and bond funds. When each fund reaches its target date, it will principally invest in bond funds and may merge into the Enrollment Fund, which will also principally invest in bond funds. Each fund will attempt to achieve its investment objectives by investing in a mix of American Funds (the “underlying funds”) in different combinations and weightings.

Each fund in the series has five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E, and 529-F-1). The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature

Class 529-A	Up to 2.50% for College Enrollment Fund; and up to 4.25% for all other funds	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None

Class 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Class 529-B converts to Class 529-A after eight years

Class 529-C	None	1% for redemptions within one year of purchase	None

Class 529-E	None	None	None

Class 529-F-1	None	None	None

* Class 529-B shares of the funds are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights table on pages 26 and 27.

18	American Funds College Target Date Series

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. Generally, the funds and the underlying funds determine the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Processes and structure — The series’ board of trustees has delegated authority to the funds’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement, and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and to better address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes, and controls over security valuation are also subject to additional internal reviews including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The funds’ investment adviser classifies the funds’ assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At October 31, 2012, all of the investment securities for each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of the fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in the fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as the fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund.

Because the fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing in the underlying funds.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the underlying funds may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the underlying funds.

Investing in stocks — Investing in stocks may involve larger price swings and greater potential for loss than other types of investments. As a result, the value of the underlying funds may be subject to sharp, short-term declines in value.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

American Funds College Target Date Series	19

Investing in income-oriented stocks — Income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the underlying fund invests.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the underlying fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risks.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in bonds rated Ba1 or BB+ or below by Nationally Recognized Statistical Rating Organizations or unrated but determined by the underlying fund’s investment adviser to be of equivalent quality. Such securities are considered speculative and are sometimes referred to as “junk bonds.” The value of the underlying funds may be similarly affected.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in mortgage-backed and asset-backed securities — Many types of bonds and other debt securities, including mortgage-backed/ related securities, are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the underlying fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

Investing in U.S. government securities — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instru- mentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

20	American Funds College Target Date Series

Investing in future delivery contracts — Contracts for future delivery of mortgage-related securities, such as to be announced contracts and mortgage dollar rolls, involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Management — The investment adviser to the fund and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2012, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

The series is not subject to examination by U.S. federal and state tax authorities for tax years before 2012, the year the series commenced operations.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. As of October 31, 2012, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and distributions from short-term net realized gains shown on the accompanying financial statements are considered ordinary income distributions for tax purposes. Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As of October 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each fund were as follows (dollars in thousands):

	College 2030 Fund	College 2027 Fund		College 2024 Fund	College 2021 Fund	College 2018 Fund	College 2015 Fund	College Enrollment Fund

Undistributed net investment income	$—	$—		$5	$14	$12	$13	$3
Gross unrealized appreciation on investment securities	—	—	*	3	8	9	6	—
Gross unrealized depreciation on investment securities	(48)	(90)		(125)	(125)	(83)	(25)	(5)
Net unrealized depreciation on investment securities	(48)	(90)		(122)	(117)	(74)	(19)	(5)

Cost of investment securities	6,693	14,123		20,645	28,729	32,270	27,698	11,609

Reclassification to undistributed net investment income from capital paid in on shares of beneficial interest	1	—	*	—	—	—	—	—

* Amount less than one thousand.

American Funds College Target Date Series	21

6. Fees and transactions with related parties

CRMC, the series’ investment adviser, also advises the underlying American Funds and is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees, accrued daily. These fees are based on an annual rate of 0.10% of daily net assets. CRMC is currently waiving these fees. This waiver can only be modified or terminated with the approval of the series’ board of trustees. Investment advisory services fees are presented in the statements of operations gross of the waiver from CRMC. CRMC receives fees from the underlying American Funds for investment advisory services. These fees are included in the net effective expense ratios that are provided as supplementary information in the Financial Highlights table on pages 26 and 27.

Other reimbursement — CRMC has agreed to reimburse a portion of the fees and expenses of the funds during their start-up period. At its discretion the adviser may elect to extend, modify or terminate the reimbursement. Fees and expenses in the statements of operations are presented gross of the reimbursement from CRMC. The amounts reimbursed by CRMC are reflected as other reimbursements.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The series has plans of distribution for all share classes. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.50% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits

Class 529-A	0.30%	0.50%
Class 529-B	1.00	1.00
Class 529-C	1.00	1.00
Class 529-E	0.50	0.75
Class 529-F-1	0.25	0.50

For Class 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This share class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2012, unreimbursed expenses subject to reimbursement for the funds’ Class 529-A shares were as follows (dollars in thousands):

	Class 529-A

College 2030 Fund	$1
College 2027 Fund	—
College 2024 Fund	2
College 2021 Fund	—
College 2018 Fund	—	*
College 2015 Fund	1
College Enrollment Fund	4

* Amount less than one thousand.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

22	American Funds College Target Date Series

Administrative services — The series has an administrative services agreement with CRMC for providing administrative services to all of the funds’ share classes. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. CRMC receives administrative services fees of 0.05% of average daily net assets from the Class R-6 shares of the underlying funds for administrative services provided to the series.

529 plan services — Each share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the period ended October 31, 2012, were as follows:

	Distribution services	Transfer agent services	529 plan services

College 2030 Fund
Class 529-A	$757	$439	$251
Class 529-B	14	3	2
Class 529-C	818	133	83
Class 529-E	33	9	7
Class 529-F-1	—	4	2

Total	$1,622	$588	$345

College 2027 Fund
Class 529-A	$1,599	$1,002	$572
Class 529-B	54	12	6
Class 529-C	1,321	216	133
Class 529-E	34	10	7
Class 529-F-1	—	15	8

Total	$3,008	$1,255	$726

College 2024 Fund
Class 529-A	$2,812	$1,643	$930
Class 529-B	171	37	17
Class 529-C	2,176	360	218
Class 529-E	169	44	34
Class 529-F-1	—	40	20

Total	$5,328	$2,124	$1,219

College 2021 Fund
Class 529-A	$3,181	$2,259	$1,265
Class 529-B	312	70	31
Class 529-C	3,435	572	342
Class 529-E	283	75	57
Class 529-F-1	—	36	17

Total	$7,211	$3,012	$1,712

	Distribution services	Transfer agent services	529 plan services

College 2018 Fund
Class 529-A	$4,115	$2,430	$1,362
Class 529-B	333	76	33
Class 529-C	3,604	601	359
Class 529-E	595	155	118
Class 529-F-1	—	124	65

Total	$8,647	$3,386	$1,937

College 2015 Fund
Class 529-A	$3,285	$1,958	$1,085
Class 529-B	231	52	23
Class 529-C	4,126	667	410
Class 529-E	335	91	67
Class 529-F-1	—	91	50

Total	$7,977	$2,859	$1,635

College Enrollment Fund
Class 529-A	$965	$539	$321
Class 529-B	51	12	5
Class 529-C	2,144	350	214
Class 529-E	195	54	39
Class 529-F-1	—	77	42

Total	$3,355	$1,032	$621

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in shares of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected American Funds. The funds did not incur any expenses for trustees’ compensation during the period ended October 31, 2012.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

American Funds College Target Date Series	23

7. Investment transactions and other disclosures

The funds made purchases and sales of investment securities during the period ended October 31, 2012, as follows (dollars in thousands):

	Purchases	Sales

College 2030 Fund	$6,693	$—
College 2027 Fund	14,123	—
College 2024 Fund	20,645	—
College 2021 Fund	28,729	—
College 2018 Fund	32,270	—
College 2015 Fund	27,698	—
College Enrollment Fund	11,609	—

CRMC has agreed to bear all offering and organizational expenses of the series. The offering costs include state and SEC registration fees. Organizational costs include administrative and legal fees. The total amount of offering and organizational expenses borne by CRMC was $153,000. These expenses are not included in the accompanying financial statements.

8. Capital share transactions

Capital share transactions in the funds for the period September 14, 2012, commencement of operations, to October 31, 2012, were as follows (dollars and shares in thousands):

	College 2030 Fund		College 2027 Fund		College 2024 Fund		College 2021 Fund

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Class 529-A
Sales*	$5,150	522	$11,002	1,112	$15,823	1,593	$21,301	2,136
Repurchases*	(18)	(2)	(19)	(2)	(81)	(8)	(3)	—

Total Class 529-A transactions	5,132	520	10,983	1,110	15,742	1,585	21,298	2,136

Class 529-B
Sales*	26	3	87	9	308	31	484	48
Repurchases*	—	—	—	—	— †	— †	(2)	—

Total Class 529-B transactions	26	3	87	9	308	31	482	48

Class 529-C
Sales*	1,359	138	2,752	279	3,764	379	5,899	592
Repurchases*	(7)	(1)	(16)	(2)	(97)	(10)	(106)	(10)

Total Class 529-C transactions	1,352	137	2,736	277	3,667	369	5,793	582

Class 529-E
Sales*	153	15	198	20	570	58	866	87
Repurchases*	— †	— †	—	—	(10)	(1)	—	—

Total Class 529-E transactions	153	15	198	20	560	57	866	87

Class 529-F-1
Sales*	39	4	137	14	426	43	350	35
Repurchases*	—	—	—	—	—	—	—	—

Total Class 529-F-1 transactions	39	4	137	14	426	43	350	35

Total net increase	$6,702	679	$14,141	1,430	$20,703	2,085	$28,789	2,888

24	American Funds College Target Date Series

	College 2018 Fund		College 2015 Fund		College Enrollment Fund

Share class	Amount	Shares	Amount	Shares	Amount	Shares
Class 529-A
Sales*	$22,664	2,267	$18,334	1,830	$6,478	647
Repurchases*	(95)	(9)	(60)	(6)	(104)	(11)

Total Class 529-A transactions	22,569	2,258	18,274	1,824	6,374	636

Class 529-B
Sales*	528	53	376	37	118	12
Repurchases*	(4)	(1)	(1)	— †	— †	—	†

Total Class 529-B transactions	524	52	375	37	118	12

Class 529-C
Sales*	6,319	632	6,846	683	3,667	366
Repurchases*	(179)	(18)	(12)	(1)	(4)	—	†

Total Class 529-C transactions	6,140	614	6,834	682	3,663	366

Class 529-E
Sales*	1,726	173	1,037	104	642	64
Repurchases*	(1)	— †	—	—	(3)	—	†

Total Class 529-E transactions	1,725	173	1,037	104	639	64

Class 529-F-1
Sales*	1,315	131	1,177	118	868	87
Repurchases*	—	—	(4)	(1)	(20)	(2)

Total Class 529-F-1 transactions	1,315	131	1,173	117	848	85

Total net increase	$32,273	3,228	$27,693	2,764	$11,642	1,163

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

American Funds College Target Date Series	25

Financial highlights

		Loss from investment operations[1]					Ratio of expenses to average net assets before reimburse- ments/ waivers[4]	Ratio of expenses to average net assets after reimburse- ments/ waivers[3,4]

Period ended	Net asset value, beginning of period	Net investment (loss) income	Net losses on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in thousands)		Net effective expense ratio[5]	Ratio of net (loss) income to average net assets[3]

American Funds College 2030 Fund
Class 529-A:
10/31/12[6]	$10.00	$—[7]	$(.21)	$(.21)	$9.79	(2.10)%	$5,096.19%	.08%	.49%	(.02)%
Class 529-B:
10/31/12[6]	10.00	(.01)	(.20)	(.21)	9.79	(2.10)	26.28	.19	.60	(.13)
Class 529-C:
10/31/12[6]	10.00	(.01)	(.20)	(.21)	9.79	(2.10)	1,340.26	.17	.58	(.13)
Class 529-E:
10/31/12[6]	10.00	(.01)	(.20)	(.21)	9.79	(2.10)	152.21	.10	.51	(.07)
Class 529-F-1:
10/31/12[6]	10.00	—[7]	(.21)	(.21)	9.79	(2.10)	39.17	.06	.47	.01

American Funds College 2027 Fund
Class 529-A:
10/31/12[6]	$10.00	$—[7]	$(.18)	$(.18)	$9.82	(1.80)%	$10,910.14%	.08%	.49%	.01%
Class 529-B:
10/31/12[6]	10.00	—[7]	(.18)	(.18)	9.82	(1.80)	86.23	.17	.58	(.04)
Class 529-C:
10/31/12[6]	10.00	(.01)	(.17)	(.18)	9.82	(1.80)	2,721.23	.17	.58	(.09)
Class 529-E:
10/31/12[6]	10.00	—[7]	(.18)	(.18)	9.82	(1.80)	198.19	.10	.51	(.02)
Class 529-F-1:
10/31/12[6]	10.00	—[7]	(.17)	(.17)	9.83	(1.70)	136.11	.05	.46	.01

American Funds College 2024 Fund
Class 529-A:
10/31/12[6]	$10.00	$.01	$(.13)	$(.12)	$9.88	(1.20)%	$15,653.13%	.08%	.46%	.07%
Class 529-B:
10/31/12[6]	10.00	—[7]	(.13)	(.13)	9.87	(1.30)	306.23	.18	.56	(.04)
Class 529-C:
10/31/12[6]	10.00	—[7]	(.13)	(.13)	9.87	(1.30)	3,645.22	.17	.55	(.02)
Class 529-E:
10/31/12[6]	10.00	—[7]	(.13)	(.13)	9.87	(1.30)	557.15	.10	.48	.03
Class 529-F-1:
10/31/12[6]	10.00	.01	(.13)	(.12)	9.88	(1.20)	425.11	.05	.43	.06

American Funds College 2021 Fund
Class 529-A:
10/31/12[6]	$10.00	$.01	$(.08)	$(.07)	$9.93	(.70)%	$21,221.12%	.08%	.46%	.12%
Class 529-B:
10/31/12[6]	10.00	—[7]	(.08)	(.08)	9.92	(.80)	480.22	.18	.56	.02
Class 529-C:
10/31/12[6]	10.00	—[7]	(.07)	(.07)	9.93	(.70)	5,774.21	.17	.55	.03
Class 529-E:
10/31/12[6]	10.00	.01	(.08)	(.07)	9.93	(.70)	862.15	.10	.48	.10
Class 529-F-1:
10/31/12[6]	10.00	.01	(.07)	(.06)	9.94	(.60)	349.10	.05	.43	.11

26	American Funds College Target Date Series

		(Loss) income from investment operations[1]							Ratio of expenses to average net assets before reimburse- ments/ waivers[4]	Ratio of expenses to average net assets after reimburse- ments/ waivers[3,4]

Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in thousands)		Net effective expense ratio[5]	Ratio of net income (loss) to average net assets[3]

American Funds College 2018 Fund
Class 529-A:
10/31/12[6]	$10.00	$.01		$(.03)		$(.02)	$ 9.98	(.20)%	$22,528.13%	.08%	.38%	.10%
Class 529-B:
10/31/12[6]	10.00	—	[7]	(.03)		(.03)	9.97	(.30)	523.22	.18	.48	.02
Class 529-C:
10/31/12[6]	10.00	—	[7]	(.03)		(.03)	9.97	(.30)	6,126.22	.17	.47	— [8]
Class 529-E:
10/31/12[6]	10.00	.01		(.03)		(.02)	9.98	(.20)	1,723.14	.10	.40	.05
Class 529-F-1:
10/31/12[6]	10.00	.01		(.03)		(.02)	9.98	(.20)	1,311.10	.05	.35	.10
American Funds College 2015 Fund
Class 529-A:
10/31/12[6]	$10.00	$.01		$.01		$.02	$10.02	.20%	$18,273.13%	.08%	.38%	.12%
Class 529-B:
10/31/12[6]	10.00	—	[7]	.01		.01	10.01	.10	375.22	.18	.48	.03
Class 529-C:
10/31/12[6]	10.00	—	[7]	.01		.01	10.01	.10	6,828.21	.17	.47	.03
Class 529-E:
10/31/12[6]	10.00	.01		.01		.02	10.02	.20	1,037.14	.10	.40	.10
Class 529-F-1:
10/31/12[6]	10.00	.01		.01		.02	10.02	.20	1,174.11	.05	.35	.15
American Funds College Enrollment Fund
Class 529-A:
10/31/12[6]	$10.00	$.01		$—	[7]	$.01	$10.01	.10%	$ 6,373.15%	.08%	.41%	.09%
Class 529-B:
10/31/12[6]	10.00	—	[7]	—	[7]	— [7]	10.00	— [8]	118.26	.18	.51	(.02)
Class 529-C:
10/31/12[6]	10.00	—	[7]	—	[7]	— [7]	10.00	— [8]	3,661.23	.17	.50	— [8]
Class 529-E:
10/31/12[6]	10.00	.01		—	[7]	.01	10.01	.10	639.16	.10	.43	.07
Class 529-F-1:
10/31/12[6]	10.00	.01		—	[7]	.01	10.01	.10	849.12	.05	.38	.12

Portfolio turnover rate for all share classes	For the period ended October 31, 2012[6]

College 2030 Fund	—%[9]
College 2027 Fund	—	[9]
College 2024 Fund	—	[9]
College 2021 Fund	—	[9]
College 2018 Fund	—	[9]
College 2015 Fund	—	[9]
College Enrollment Fund	—	[9]

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the period shown, CRMC reduced fees for investment advisory services and reimbursed other fees and expenses.
[4]	This column does not include expenses of the underlying funds in which each fund invests.
[5]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the period presented. See pages 29 to 31 for further information regarding fees and expenses.
[6]	Based on operations from September 14, 2012, commencement of operations, through October 31, 2012, and, accordingly, is not representative of a full year.
[7]	Amount less than $.01.
[8]	Amount less than .01%.
[9]	Amount is either less than 1% or there is no turnover.

See Notes to Financial Statements

American Funds College Target Date Series     27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the American Funds College Target Date Series:

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of the American Funds College Target Date Series comprising the American Funds College 2030 Fund, American Funds College 2027 Fund, American Funds College 2024 Fund, American Funds College 2021 Fund, American Funds College 2018 Fund, American Funds College 2015 Fund and American Funds College Enrollment Fund (the “Series”) as of October 31, 2012, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from September 14, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2012, by correspondence with the custodian and transfer agent; where replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the American Funds College Target Date Series as of October 31, 2012, the results of their operations, changes in their net assets and the financial highlights for the period from September 14, 2012 (commencement of operations) to October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 13, 2012

28	American Funds College Target Date Series

Expense example	unaudited

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:
The first line of each share class in the table on pages 30 and 31 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on pages 30 and 31 provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds College Target Date Series	29

Expense example (continued)

	Beginning account value	Ending account value 10/31/2012	Expenses paid during period[1,2]	Annualized expense ratio[2,3]	Effective expenses paid during period[4]	Effective annualized expense ratio[5]
American Funds College 2030 Fund
Class 529-A — actual return	$1,000.00	$979.00	$ .78	.61%	$1.30	1.02%
Class 529-A — assumed 5% return	1,000.00	1,022.07	3.10	.61	5.18	1.02

Class 529-B — actual return	1,000.00	979.00	1.84	1.45	2.36	1.86
Class 529-B — assumed 5% return	1,000.00	1,017.85	7.35	1.45	9.42	1.86

Class 529-C — actual return	1,000.00	979.00	1.71	1.35	2.24	1.76
Class 529-C — assumed 5% return	1,000.00	1,018.35	6.85	1.35	8.92	1.76

Class 529-E — actual return	1,000.00	979.00	.95	.75	1.47	1.16
Class 529-E — assumed 5% return	1,000.00	1,021.37	3.81	.75	5.89	1.16

Class 529-F-1 — actual return	1,000.00	979.00	.64	.50	1.16	.91
Class 529-F-1 — assumed 5% return	1,000.00	1,022.62	2.54	.50	4.62	.91

American Funds College 2027 Fund
Class 529-A — actual return	$1,000.00	$982.00	$ .78	.61%	$1.30	1.02%
Class 529-A — assumed 5% return	1,000.00	1,022.07	3.10	.61	5.18	1.02

Class 529-B — actual return	1,000.00	982.00	1.70	1.34	2.23	1.75
Class 529-B — assumed 5% return	1,000.00	1,018.40	6.80	1.34	8.87	1.75

Class 529-C — actual return	1,000.00	982.00	1.64	1.29	2.16	1.70
Class 529-C — assumed 5% return	1,000.00	1,018.65	6.55	1.29	8.62	1.70

Class 529-E — actual return	1,000.00	982.00	1.03	.81	1.55	1.22
Class 529-E — assumed 5% return	1,000.00	1,021.06	4.12	.81	6.19	1.22

Class 529-F-1 — actual return	1,000.00	983.00	.51	.40	1.03	.81
Class 529-F-1 — assumed 5% return	1,000.00	1,023.13	2.03	.40	4.12	.81

American Funds College 2024 Fund
Class 529-A — actual return	$1,000.00	$988.00	$ .82	.64%	$1.30	1.02%
Class 529-A — assumed 5% return	1,000.00	1,021.92	3.25	.64	5.18	1.02

Class 529-B — actual return	1,000.00	987.00	1.76	1.38	2.24	1.76
Class 529-B — assumed 5% return	1,000.00	1,018.20	7.00	1.38	8.92	1.76

Class 529-C — actual return	1,000.00	987.00	1.65	1.29	2.13	1.67
Class 529-C — assumed 5% return	1,000.00	1,018.65	6.55	1.29	8.47	1.67

Class 529-E — actual return	1,000.00	987.00	1.01	.79	1.49	1.17
Class 529-E — assumed 5% return	1,000.00	1,021.17	4.01	.79	5.94	1.17

Class 529-F-1 — actual return	1,000.00	988.00	.51	.40	1.00	.78
Class 529-F-1 — assumed 5% return	1,000.00	1,023.13	2.03	.40	3.96	.78

American Funds College 2021 Fund
Class 529-A — actual return	$1,000.00	$993.00	$ .75	.59%	$1.24	.97%
Class 529-A — assumed 5% return	1,000.00	1,022.17	3.00	.59	4.93	.97

Class 529-B — actual return	1,000.00	992.00	1.75	1.37	2.24	1.75
Class 529-B — assumed 5% return	1,000.00	1,018.25	6.95	1.37	8.87	1.75

Class 529-C — actual return	1,000.00	993.00	1.66	1.30	2.15	1.68
Class 529-C — assumed 5% return	1,000.00	1,018.60	6.60	1.30	8.52	1.68

Class 529-E — actual return	1,000.00	993.00	1.02	.80	1.51	1.18
Class 529-E — assumed 5% return	1,000.00	1,021.11	4.06	.80	5.99	1.18

Class 529-F-1 — actual return	1,000.00	994.00	.52	.41	1.01	.79
Class 529-F-1 — assumed 5% return	1,000.00	1,023.08	2.08	.41	4.01	.79

30	American Funds College Target Date Series

	Beginning account value	Ending account value 10/31/2012	Expenses paid during period[1,2]	Annualized expense ratio[2,3]	Effective expenses paid during period[4]	Effective annualized expense ratio[5]
American Funds College 2018 Fund
Class 529-A — actual return	$1,000.00	$998.00	$ .81	.63%	$1.19	.93%
Class 529-A — assumed 5% return	1,000.00	1,021.97	3.20	.63	4.72	.93

Class 529-B — actual return	1,000.00	997.00	1.76	1.37	2.14	1.67
Class 529-B — assumed 5% return	1,000.00	1,018.25	6.95	1.37	8.47	1.67

Class 529-C — actual return	1,000.00	997.00	1.69	1.32	2.08	1.62
Class 529-C — assumed 5% return	1,000.00	1,018.50	6.70	1.32	8.21	1.62

Class 529-E — actual return	1,000.00	998.00	1.01	.79	1.40	1.09
Class 529-E — assumed 5% return	1,000.00	1,021.17	4.01	.79	5.53	1.09

Class 529-F-1 — actual return	1,000.00	998.00	.47	.37	.86	.67
Class 529-F-1 — assumed 5% return	1,000.00	1,023.28	1.88	.37	3.40	.67

American Funds College 2015 Fund
Class 529-A — actual return	$1,000.00	$1,002.00	$ .81	.63%	$1.20	.93%
Class 529-A — assumed 5% return	1,000.00	1,021.97	3.20	.63	4.72	.93

Class 529-B — actual return	1,000.00	1,001.00	1.77	1.38	2.16	1.68
Class 529-B — assumed 5% return	1,000.00	1,018.20	7.00	1.38	8.52	1.68

Class 529-C — actual return	1,000.00	1,001.00	1.70	1.32	2.08	1.62
Class 529-C — assumed 5% return	1,000.00	1,018.50	6.70	1.32	8.21	1.62

Class 529-E — actual return	1,000.00	1,002.00	1.01	.79	1.40	1.09
Class 529-E — assumed 5% return	1,000.00	1,021.17	4.01	.79	5.53	1.09

Class 529-F-1 — actual return	1,000.00	1,002.00	.49	.38	.87	.68
Class 529-F-1 — assumed 5% return	1,000.00	1,023.23	1.93	.38	3.46	.68

American Funds College Enrollment Fund
Class 529-A — actual return	$1,000.00	$1,001.00	$ .80	.62%	$1.22	.95%
Class 529-A — assumed 5% return	1,000.00	1,022.02	3.15	.62	4.82	.95

Class 529-B — actual return	1,000.00	1,000.00	1.82	1.42	2.25	1.75
Class 529-B — assumed 5% return	1,000.00	1,018.00	7.20	1.42	8.87	1.75

Class 529-C — actual return	1,000.00	1,000.00	1.68	1.31	2.11	1.64
Class 529-C — assumed 5% return	1,000.00	1,018.55	6.65	1.31	8.31	1.64

Class 529-E — actual return	1,000.00	1,001.00	.96	.75	1.39	1.08
Class 529-E — assumed 5% return	1,000.00	1,021.37	3.81	.75	5.48	1.08

Class 529-F-1 — actual return	1,000.00	1,001.00	.49	.38	.91	.71
Class 529-F-1 — assumed 5% return	1,000.00	1,023.23	1.93	.38	3.61	.71

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The period for the “annualized expense ratio” and “actual return” line is based on the number of days from September 14, 2012 (commencement of operations) through October 31, 2012, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 184 days.
[4]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the period).
[5]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests. The annualized weighted average expense ratio of the underlying funds for the period reflects the net actual expense ratio of each underlying fund for the period, annualized and weighted for the fund’s relative average investment therein during the period.

American Funds College Target Date Series	31

Approval of Investment Advisory and Service Agreement

The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an initial term through December 31, 2013. The board determined that the funds’ proposed advisory fee structure was fair and reasonable in relation to the services proposed to be provided and that approving the agreement was in the best interests of the funds and their shareholders.

In reaching this decision, the board took into account information furnished to them throughout the year in connection with their service on boards of other American Funds, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. The board considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board also considered the nature, extent and quality of administrative, compliance and shareholder services that would be provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to fund shareholders from investing in funds that are part of a large family of funds. The board concluded that the nature, extent and quality of the services provided by CRMC would benefit the funds and their shareholders.

2. Investment results
The board considered the manner in which CRMC proposes to manage the funds in light of their investment objectives. It also considered the proposed investment policies and restrictions of the funds and CRMC’s experience in managing similar funds. The board concluded that CRMC’s record indicated that its management of the funds should benefit the funds and their shareholders.

3. Advisory fees and total expenses
The board reviewed the proposed advisory fee schedule of the funds (including the fees and expenses of the underlying American Funds in which the funds invest) compared to those of other relevant funds. The board noted CRMC’s waiver of the entire advisory fee payable by the funds under the agreement and CRMC’s commitment not to remove the waiver without board approval. In addition, the board reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. It noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board took into account the funds’ projected total cost structure and concluded that it would be fair and reasonable in relation to the services that CRMC proposed to provide, and that the shareholders would receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits
The board considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s proposed relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the funds’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board considered CRMC’s portfolio trading practices, noting that while CRMC would receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts that were proposed to be paid to CRMC by each fund.

5. Adviser financial information
The board noted that it had previously reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. It considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. It noted information regarding the compensation structure for CRMC’s investment professionals. The board had also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. The board concluded that, with respect to each fund, the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

32	American Funds College Target Date Series

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

William H. Baribault, 67	2012	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	61	None

James G. Ellis, 65	2012	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	65	Quiksilver, Inc.

Leonard R. Fuller, 66	2012	President and CEO, Fuller Consulting (financial management consulting firm)	65	None

W. Scott Hedrick, 67	2012	Founding General Partner, InterWest Partners (venture capital firm)	61	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 66 Chairman of the Board (Independent and Non-Executive)	2012	Private investor	67	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Merit E. Janow, 54	2012	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	64	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 57	2012	Clinical Professor and Director, Accounting Program, University of Redlands	61	None

Frank M. Sanchez, 69	2012	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	61	None

Margaret Spellings, 55	2012	President and CEO, Margaret Spellings & Company (public policy and strategic consulting); President, U.S. Forum for Policy Innovation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former United States Secretary of Education, United States Department of Education	64	None

Steadman Upham, Ph.D., 63	2012	President and University Professor, The University of Tulsa	64	None

“Interested” trustee5,6

Name, age and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

Bradley J. Vogt, 47 Vice Chairman of the Board	2012	Director, Capital Research and Management Company; Chairman, Capital Research Company;[7] Senior Vice President — Capital Research Global Investors, Capital Research Company;[7] Director, American Funds Distributors, Inc.[7]	15	None

The series’ statement of additional information includes further details about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 34 for footnotes.

American Funds College Target Date Series	33

Other officers6

Name, age and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series

Walter R. Burkley, 46 President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company

Gregory W. Wendt, 51 Executive Vice President	2012	Senior Vice President — Capital Research Global Investors, Capital Research Company;[7] Director, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[7] Director, Capital Management Services, Inc.[7]

Alan N. Berro, 52 Senior Vice President	2012	Senior Vice President — Capital World Investors, Capital Research and Management Company

James B. Lovelace, 56 Senior Vice President	2012	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company

Wesley K.-S. Phoa, 46 Senior Vice President	2012	Senior Vice President — Fixed Income, Capital Research Company;[7] Senior Vice President, Capital International Research, Inc.;[7] Vice President, Capital Strategy Research, Inc.[7]

John Smet, 56 Senior Vice President	2012	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]

Andrew B. Suzman, 45 Senior Vice President	2012	Senior Vice President — Capital World Investors, Capital Research Company;[7] Director, American Funds Distributors, Inc.;[7] Director, Capital Strategy Research, Inc.[7]

Maria T. Manotok, 38 Vice President	2012	Vice President and Associate Counsel — Fund Business Management Group, Capital Research and Management Company

Steven I. Koszalka, 48 Secretary	2012	Vice President — Fund Business Management Group, Capital Research and Management Company

Gregory F. Niland, 41 Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company

Karl C. Grauman, 44 Assistant Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 61 Assistant Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a director who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).
[6]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

34	American Funds College Target Date Series

Office of the series
6455 Irvine Center Drive
Irvine, CA 92618

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public
accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

American Funds College Target Date Series	35

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“Proxy Voting Guidelines for American Funds College Target Date Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds College Target Date Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds College Target Date Series, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after December 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

36	American Funds College Target Date Series

The right choice for the long term®

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

Proven system
Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1] As of 12/31/11.
[2] Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3] Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

■	Growth funds
AMCAP Fund® EuroPacific Growth Fund®
The Growth Fund of America® The New Economy Fund® New Perspective Fund® New World Fund® SMALLCAP World Fund®

■	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund® Fundamental InvestorsSM
International Growth and Income FundSM The Investment Company of America® Washington Mutual Investors FundSM

■	Equity-income funds
Capital Income Builder® The Income Fund of America®

■	Balanced funds
American Balanced Fund®
American Funds Global Balanced Fund SM

■	Bond funds
American Funds Mortgage Fund® American High-Income Trust® The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America® Short-Term Bond Fund of America® U.S. Government Securities Fund®

■	Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

■	Money market fund
American Funds Money Market Fund®

■	American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

■	American Funds Target Date Retirement Series®

■	American Funds College Target Date SeriesSM

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	None
2012	$16,000

b) Audit-Related Fees:
2011	None
2012	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	None
2012	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2011	None

2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$1,005,000
2012	$1,028,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$36,000
2012	$18,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,602,000 for fiscal year 2011 and $1,633,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS COLLEGE TARGET DATE SERIES

By /s/ Walter R. Burkley
Walter R. Burkley, President and Principal Executive Officer

Date: December 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Walter R. Burkley
Walter R. Burkley, President and Principal Executive Officer

Date: December 31, 2012

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 31, 2012